Exhibit 99.1

Park Sterling Corporation Announces

Results for Third Quarter 2017

Charlotte, NC – October 26, 2017 – Park Sterling Corporation (NASDAQ: PSTB), the holding company for Park Sterling Bank, today released unaudited results of operations and other financial information for the third quarter of 2017. Financial results for the third quarter of 2017 include:

●

Net income of $8.7 million, or $0.16 per share, compared to $8.5 million, or $0.16 per share, in the quarter ended June 30, 2017, and $6.3 million, or $0.12 per share, in the quarter ended September 30, 2016

●

Adjusted net income (non-GAAP), which excludes merger-related expenses and gain on sale of securities, was $9.2 million, or $0.17 per share, compared to $9.2 million, or $0.17 per share in the prior quarter, and $7.3 million, or $0.14 per share, in the quarter ended September 30, 2016

●

Reported annualized returns on average assets and equity for the third quarter 2017 were 1.05% and 9.21%, respectively, while adjusted annualized returns on average assets and average equity (non-GAAP) were 1.11% and 9.75%, respectively

●	Noninterest income decreased $39 thousand from the prior quarter, with a decrease in mortgage banking income mostly offset by growth in capital markets income
●

Noninterest expenses totaled $20.1 million, a decrease of $1.3 million from the prior quarter; adjusted noninterest expenses (non-GAAP), which excludes merger-related expenses, decreased $1.0 million from the prior quarter

●	Nonperforming loans declined to a very low level of 0.40% of total loans
●	Capital levels remained strong with a Tier 1 leverage ratio of 10.36%
●	The Board of Directors declared a quarterly cash dividend on common shares of $0.04 per share (October 2017)

“We are pleased with our financial results for the third quarter, during which time we focused on several projects in preparation for our pending combination with South State Corporation,” said Jim Cherry, Chief Executive Officer. “We look forward to completing the merger, and we are very excited about the opportunity to create a premier regional banking franchise in the southeast.”

Financial Results

Income Statement – Three Months Ended September 30, 2017

Park Sterling reported net income of $8.7 million, or $0.16 per share, for the three months ended September 30, 2017 (“2017Q3”). This compares to net income of $8.5 million, or $0.16 per share, for the three months ended June 30, 2017 (“2017Q2”) and net income of $6.3 million, or $0.12 per share, for the three months ended September 30, 2016 (“2016Q3”). The increase in net income from 2017Q2 resulted primarily from decreases in operating expenses, merger-related expenses and provision for loan losses, partially offset by a decrease in interest income on earning assets and an increase in income tax expense. The increase in net income from 2016Q3 was primarily a result of an increase in net interest income, a decrease in provision for loan losses and a decrease in merger-related expenses, partially offset by an increase in income taxes.

Net interest income totaled $27.8 million in 2017Q3, which represents a $0.8 million, or 3%, decrease from $28.6 million in 2017Q2 and a $2.0 million, or 8%, increase from $25.8 million in 2016Q3. Average total earning assets decreased $21 million in 2017Q3 to $3.03 billion, compared to $3.05 billion in 2017Q2 and increased $127 million, or 4%, compared to $2.90 billion in 2016Q3. The decrease in average total earning assets in 2017Q3 from 2017Q2 included a decrease in average loans (including loans held for sale) of $16 million, or 2.6% annualized, a decrease in average marketable securities of $21 million, and an increase in average other interest-earning assets of $16 million. The reduction in average total earning assets reflects actions in preparation for the merger to use cash flows from maturing investments and loans that are not closely tied to customer relationships to reduce brokered deposits and borrowed funds. Additionally, the reduction reflects a lower level of new business activity in light of the pending merger and our focus on maintaining our existing customers. The increase in average total earning assets in 2017Q3 from 2016Q3 resulted primarily from a $115 million, or 5%, increase in average loans (including loans held for sale), a $16 million, or 3%, decrease in average marketable securities and a $28 million, or 53%, increase in average other interest-earning assets.

Net interest margin was 3.65% in 2017Q3, representing a 12 basis point decrease from 3.77% in 2017Q2 and an 11 basis point increase from 3.54% in 2016Q3. The decrease in net interest margin from 2017Q2 resulted primarily from a 12 basis point decrease in loan yields resulting from a reduction in the interest income accretion on acquired loans, as well as a 10 basis point increase in the cost of borrowed funds, which reflected the increase in market interest rates. The increase in net interest margin from 2016Q3 was primarily the result of a 17 basis point increase in loan yields and an improved yield on investment securities, partially offset by an increase in the cost of interest-bearing liabilities.

The Company reported a recovery of loan losses of $353 thousand in 2017Q3, compared to no provision recorded in 2017Q2, and $642 thousand of provision for loan losses recorded in 2016Q3. Allowance for loan loss levels remained at 0.51% of total loans at 2017Q3, unchanged from 2017Q2.

Noninterest income totaled $5.4 million in 2017Q3, which was essentially unchanged compared to both 2017Q2 and 2016Q3. The $39 thousand decrease from 2017Q2 is primarily the result of a $305 thousand decrease in mortgage banking income partially offset by a $282 thousand increase in capital markets income. The $68 thousand decrease in noninterest income from 2016Q3 reflects a decrease in mortgage banking and wealth management income of $545 thousand and $121 thousand, respectively, offset by a $247 thousand increase in capital markets income, as well as the absence of $139 thousand in amortization of FDIC indemnification asset recorded in 2016Q3.

Noninterest expense decreased $1.3 million, or 6%, to $20.1 million in 2017Q3 from $21.4 million in 2017Q2, and decreased $1.0 million, or 5%, compared to $21.1 million in 2016Q3. The decrease in noninterest expense from 2017Q2 resulted primarily from a $331 thousand decrease in merger-related expenses incurred in the third quarter as compared to the second quarter, as well as a decrease in salary and employee benefits of $330 thousand, a decrease in the net cost of OREO of $221 thousand, and a decrease in legal and professional fees of $219 thousand. The decrease in noninterest expenses from 2016Q3 was due primarily to a decrease in merger-related expenses of $895 thousand.

The Company’s effective tax rate was 35.2% in 2017Q3, compared to 32.2% in 2017Q2 and 33.5% in 2016Q3. The increase in the effective tax rate was primarily a result of non-deductible merger-related expenses.

Balance Sheet

Total assets decreased $93.7 million, or 11% annualized, to $3.25 billion at 2017Q3, compared to total assets of $3.34 billion at 2017Q2. Total securities, including non-marketable securities, decreased $22.8 million, to $488.7 million. Total loans, excluding loans held for sale, decreased $72.5 million, or 12% annualized, to $2.43 billion at 2017Q3.

The mix of commercial and consumer loans remained largely consistent with 2017Q2. Total commercial loans decreased $73.0 million and represent 78% of the loan portfolio. Acquisition, construction and development loans increased $0.3 million and represent 13.9% of the portfolio, up from 13.5% at 2017Q2. Total consumer loans increased $0.3 million and increased as a percentage of total loans to 22% of the portfolio compared to 21% at 2017Q2.

Total deposits decreased $68.3 million, or 11% annualized, to $2.47 billion at 2017Q3. Noninterest bearing demand deposits decreased $4.2 million, or 3% annualized, to $550.2 million from 2017Q2. Money market, NOW and savings deposits were down $30.8 million from 2017Q2 and represent 51% of total deposits. Time deposits decreased $33.3 million to $658.4 million at 2017Q3.

Total borrowings decreased $34.8 million, or 35% annualized, to $373.8 million at 2017Q3 compared to $408.6 million at 2017Q2. At 2017Q3, FHLB borrowings totaled $310 million, the senior unsecured term loan at the holding company totaled $29.8 million, and acquired subordinated debt, net of acquisition accounting fair value marks, totaled $34.0 million.

Total shareholders’ equity increased $7.4 million to $376.7 million at 2017Q3 compared to $369.3 million at 2017Q2, driven by a $6.6 million increase in retained earnings and an increase of $0.3 million in accumulated other comprehensive income. The change in accumulated other comprehensive income was caused by the effect of market interest rates on the fair value of available for sale investment securities.

The Company’s capital ratios remain strong at September 30, 2017 with the Common Equity Tier 1 (“CET1”) ratio at 11.59% and the Tier 1 leverage ratio at 10.36%.

Asset Quality

Asset quality remains strong. Nonperforming assets were $12.2 million at 2017Q3, or 0.38% of total assets, compared to $15.1 million at 2017Q2, or 0.45% of total assets. Nonperforming loans were $9.6 million at 2017Q3, and represented 0.40% of total loans, compared to $12.0 million at 2017Q2, or 0.48% of total loans. The Company reported net recoveries of $74 thousand, or 0.01% of average loans (annualized), in 2017Q3, compared to net charge-offs of $131 thousand, or 0.02% of average loans (annualized), in 2017Q2.

The allowance for loan losses decreased $279 thousand, or 2%, to $12.4 million, or 0.51% of total loans, at 2017Q3, compared to $12.7 million, or 0.51% of total loans, at 2017Q2. The decrease in the allowance from 2017Q2 is primarily attributable to the decrease in the loan balances at the end of the period.

*	*	*	*	*	*	*

About Park Sterling Corporation

Park Sterling Corporation, the holding company for Park Sterling Bank, is headquartered in Charlotte, North Carolina. Park Sterling, a regional community-focused financial services company with $3.2 billion in assets, is the largest community bank headquartered in the Charlotte area and has 54 banking offices stretching across the Carolinas and into North Georgia, as well as in Richmond, Virginia. The bank serves professionals, individuals, and small and mid-sized businesses by offering a full array of financial services, including deposit, mortgage banking, cash management, consumer and business finance, capital markets and wealth management services with a commitment to “Answers You Can Bank OnSM.” Park Sterling prides itself on being large enough to help customers achieve their financial aspirations, yet small enough to care that they do. Park Sterling is focused on building a banking franchise that is noted for sound risk management, strong community focus and exceptional customer service. For more information, visit www.parksterlingbank.com. Park Sterling Corporation shares are traded on NASDAQ under the symbol PSTB.

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, average tangible common equity, adjusted net income, adjusted operating revenues, adjusted noninterest income, adjusted noninterest expenses, adjusted operating expense, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. For additional information, see “Reconciliation of Non-GAAP Financial Measures” in the accompanying tables.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation (“South State”) and Park Sterling Corporation (“Park Sterling” or the “Company”) caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State’s ability to complete the acquisition and integrate Park Sterling successfully; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise in a timely, cost-efficient manner; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of the allowance for loan losses; deterioration in the value of securities held in the investment securities portfolio; the Company’s ability to fully realize the value of its net deferred tax asset, including the impact of lower federal income tax rates on the carrying amount or the risk that the Company may be required to establish a valuation allowance; uncertainties about the financial stability and growth rates of non-U.S. jurisdictions, the risk that those jurisdictions may face difficulties servicing their sovereign debt, and related stresses on the financial, credit and real estate markets generally, which could negatively impact the Company’s revenues and the value of its assets and liabilities; changes in general economic or business conditions, customer behavior and other uncertainties that could lead to reduced revenues and deterioration in the credit quality of the loan portfolio or the value of the collateral securing those loans and result in higher credit losses than currently expected; sensitivity to the interest rate environment, including continued low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve, and the impact on net interest margins; cyber-security events; failure to anticipate or inability to adapt to rapid technological developments and changes; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; the impact of implementation of legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling’s financial statements; and management’s ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of South State’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents South State files with the SEC, and in Park Sterling’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the “Investor Relations” page linked to Park Sterling’s website, http://www.parksterlingbank.com, under the heading “Regulatory Filings” and in other documents Park Sterling files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between South State and Park Sterling, South State has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The Registration Statement was declared effective by the SEC on September 6, 2017, and Park Sterling and South State subsequently mailed a definitive Joint Proxy Statement/Prospectus to their respective shareholders. The proposed transaction involving South State and Park Sterling was approved by Park Sterling’s shareholders and South State’s shareholders at a special meeting of shareholders of Park Sterling and a special meeting of shareholders of South State, each of which was held on October 25, 2017. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.

###

For additional information contact:

Donald K. Truslow

Chief Financial Officer

(704) 716-2134

don.truslow@parksterlingbank.com

PARK STERLING CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
THREE MONTH RESULTS
($ in thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income
Loans, including fees	$28,923	$29,518	$27,462	$27,066	$26,521
Taxable investment securities	2,809	2,985	2,935	2,793	2,583
Tax-exempt investment securities	132	135	135	135	137
Nonmarketable equity securities	225	219	198	163	151
Interest on deposits at banks	199	109	89	54	51
Federal funds sold	2	2	2	1	1
Total interest income	32,290	32,968	30,821	30,212	29,444
Interest expense
Money market, NOW and savings deposits	1,076	1,031	967	941	953
Time deposits	1,468	1,482	1,425	1,469	1,447
Short-term borrowings	986	922	501	361	345
Long-term debt	371	371	371	371	379
Subordinated debt	555	552	499	499	497
Total interest expense	4,456	4,358	3,763	3,641	3,621
Net interest income	27,834	28,610	27,058	26,571	25,823
Provision for (recovery of) loan losses	(353)	-	678	550	642
Net interest income after provision (recovery)	28,187	28,610	26,380	26,021	25,181
Noninterest income
Service charges on deposit accounts	1,737	1,725	1,682	1,761	1,671
Mortgage banking income	470	775	961	765	1,015
Income from wealth management activities	618	689	649	682	739
Income from capital market activities	927	645	609	1,070	680
ATM and card income	741	751	714	713	730
Income from bank-owned life insurance	576	578	578	663	532
Gain (loss) on sale of securities available for sale	-	-	58	6	-
Amortization of indemnification asset and true-up liability expense	-	-	-	-	(139)
Other noninterest income	310	255	217	185	219
Total noninterest income	5,379	5,418	5,468	5,845	5,447
Noninterest expenses
Salaries and employee benefits	11,058	11,388	11,483	11,480	11,755
Occupancy and equipment	3,007	2,924	2,907	3,577	3,111
Data processing and outside service fees	2,049	1,907	1,925	2,105	2,331
Legal and professional fees	954	1,650	783	869	978
Deposit charges and FDIC insurance	378	442	485	391	405
Loss on disposal of fixed assets	-	-	24	2,175	144
Communication fees	345	460	463	504	532
Postage and supplies	106	107	142	125	115
Loan and collection expense	175	210	117	57	425
Core deposit intangible amortization	454	454	454	458	458
Advertising and promotion	179	140	146	254	44
Net cost of operation of other real estate owned	19	240	175	11	(92)
Other noninterest expense	1,417	1,527	1,538	3,019	906
Total noninterest expenses	20,141	21,449	20,642	25,025	21,112
Income before income taxes	13,425	12,579	11,206	6,841	9,516
Income tax expense	4,731	4,052	3,717	1,510	3,192
Net income	$8,694	$8,527	$7,489	$5,331	$6,324

Earnings per common share, fully diluted	$0.16	$0.16	$0.14	$0.10	$0.12
Weighted average diluted common shares	53,527,283	53,481,846	53,462,857	53,155,493	52,743,928

PARK STERLING CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
NINE MONTH RESULTS
($ in thousands, except per share amounts)	September 30,	September 30,
	2017	2016
	(Unaudited)	(Unaudited)
Interest income
Loans, including fees	$85,903	$80,374
Taxable investment securities	8,729	7,910
Tax-exempt investment securities	402	421
Nonmarketable equity securities	642	458
Interest on deposits at banks	397	127
Federal funds sold	6	14
Total interest income	96,079	89,304
Interest expense
Money market, NOW and savings deposits	3,074	2,984
Time deposits	4,375	4,294
Short-term borrowings	2,409	890
Long-term debt	1,113	1,229
Subordinated debt	1,606	1,437
Total interest expense	12,577	10,834
Net interest income	83,502	78,470
Provision for loan losses	325	2,080
Net interest income after provision	83,177	76,390
Noninterest income
Service charges on deposit accounts	5,144	4,688
Mortgage banking income	2,206	2,663
Income from wealth management activities	1,956	2,405
Income from capital market activities	2,181	1,515
ATM and card income	2,206	2,079
Income from bank-owned life insurance	1,732	2,046
Gain (loss) on sale of securities available for sale	58	(93)
Amortization of indemnification asset and true-up liability expense	-	(311)
Other noninterest income	782	557
Total noninterest income	16,265	15,549
Noninterest expenses
Salaries and employee benefits	33,929	36,547
Occupancy and equipment	8,838	9,277
Data processing and outside service fees	5,881	10,078
Legal and professional fees	3,387	2,653
Deposit charges and FDIC insurance	1,305	1,315
Loss on disposal of fixed assets	24	418
Communication fees	1,268	1,520
Postage and supplies	355	479
Loan and collection expense	502	735
Core deposit intangible amortization	1,362	1,374
Advertising and promotion	465	832
Net cost of operation of other real estate owned	434	244
Other noninterest expense	4,482	3,739
Total noninterest expenses	62,232	69,211
Income before income taxes	37,210	22,728
Income tax expense	12,500	8,111
Net income	$24,710	$14,617

Earnings per common share, fully diluted	$0.46	$0.28
Weighted average diluted common shares	53,481,351	52,674,315

PARK STERLING CORPORATION
WEALTH MANAGEMENT ASSETS
($ in thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Discretionary assets held	$242,779	$256,623	$288,250	$278,872	$294,849
Non-discretionary assets held	27,020	27,274	44,996	36,522	28,476
Total wealth management assets	$269,799	$283,897	$333,246	$315,394	$323,325

PARK STERLING CORPORATION
MORTGAGE ORIGINATION
($ in thousands)
	for the three month period ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Mortgage origination - purchase	$13,782	$16,180	$18,446	$14,767	$21,982
Mortgage origination - refinance	5,560	8,609	16,068	21,316	20,552
Mortgage origination - construction	11,056	22,441	16,823	18,535	19,440
Total mortgage origination	$30,398	$47,230	$51,337	$54,618	$61,974

PARK STERLING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016*	2016
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$44,874	$35,508	$40,081	$34,162	$35,066
Interest-earning balances at banks	53,102	55,862	32,997	48,882	38,540
Investment securities available for sale	384,275	403,602	423,345	402,501	405,010
Investment securities held to maturity	85,704	87,690	89,579	91,752	99,415
Nonmarketable equity securities	18,692	20,179	19,967	17,501	16,289
Federal funds sold	240	260	765	570	345
Loans held for sale	1,814	3,102	6,181	7,996	15,203
Loans	2,429,585	2,502,120	2,460,595	2,412,186	2,368,950
Allowance for loan losses	(12,423)	(12,702)	(12,833)	(12,125)	(11,612)
Net loans	2,417,162	2,489,418	2,447,762	2,400,061	2,357,338

Premises and equipment, net	61,823	62,779	62,392	63,080	64,632
Other real estate owned	2,603	3,175	3,167	2,438	2,730
Bank-owned life insurance	72,354	71,831	71,337	70,785	70,167
Deferred tax asset	18,728	20,790	21,250	25,721	26,947
Goodwill	63,317	63,317	63,317	63,317	63,030
Core deposit intangible	10,075	10,530	10,984	11,438	11,896
Other assets	12,490	12,956	15,632	15,192	20,330

Total assets	$3,247,253	$3,340,999	$3,308,756	$3,255,396	$3,226,938

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand noninterest-bearing	$550,196	$554,399	$524,380	$521,295	$505,591
Money market, NOW and savings	1,260,334	1,291,127	1,277,986	1,251,385	1,228,687
Time deposits	658,393	691,656	706,829	741,072	749,999
Total deposits	2,468,923	2,537,182	2,509,195	2,513,752	2,484,277

Short-term borrowings	310,000	345,000	340,000	285,000	280,000
Long-term debt	29,769	29,758	29,747	29,736	29,725
Subordinated debt	33,996	33,832	33,671	33,501	33,339
Accrued expenses and other liabilities	27,876	25,963	34,423	37,562	40,901
Total liabilities	2,870,564	2,971,735	2,947,036	2,899,551	2,868,242

Shareholders' equity:
Common stock	53,365	53,280	53,113	53,117	53,306
Additional paid-in capital	273,893	273,409	273,291	273,400	275,323
Retained earnings	50,937	44,375	37,977	32,608	29,409
Accumulated other comprehensive income (loss)	(1,506)	(1,800)	(2,661)	(3,280)	658
Total shareholders' equity	376,689	369,264	361,720	355,845	358,696

Total liabilities and shareholders' equity	$3,247,253	$3,340,999	$3,308,756	$3,255,396	$3,226,938

Common shares issued and outstanding	53,364,798	53,279,996	53,112,726	53,116,519	53,305,834

  * Derived from audited financial statements.

PARK STERLING CORPORATION
SUMMARY OF LOAN PORTFOLIO
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016*	2016
BY LOAN TYPE	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Commercial:
Commercial and industrial	$411,233	$454,952	$430,247	$387,401	$351,506
Commercial real estate (CRE) - owner-occupied	364,345	361,213	360,318	367,553	366,506
CRE - investor income producing	769,405	801,698	770,404	743,107	768,513
Acquisition, construction and development (AC&D) - 1-4 Family Construction	84,971	95,236	85,025	82,707	108,706
AC&D - Lots and land	91,676	92,761	98,339	105,362	88,620
AC&D - CRE construction	161,810	150,170	186,325	194,732	148,696
Other commercial	15,266	15,712	12,743	12,900	10,653
Total commercial loans	1,898,706	1,971,742	1,943,401	1,893,762	1,843,200

Consumer:
Residential mortgage	287,596	283,911	273,624	260,521	254,298
Home equity lines of credit	172,240	173,840	170,709	176,799	181,246
Residential construction	50,484	52,222	52,631	59,060	63,847
Other loans to individuals	17,061	17,133	16,936	18,905	23,281
Total consumer loans	527,381	527,106	513,900	515,285	522,672
Total loans	2,426,087	2,498,848	2,457,301	2,409,047	2,365,872
Deferred costs (fees)	3,499	3,272	3,294	3,139	3,078
Total loans, net of deferred costs (fees)	$2,429,586	$2,502,120	$2,460,595	$2,412,186	$2,368,950

 *  Derived from audited financial statements.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016*	2016
BY ACQUIRED AND NON-ACQUIRED	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Acquired loans - performing	$376,365	$425,758	$495,216	$538,845	$599,840
Acquired loans - purchase credit impaired	66,820	75,074	81,869	85,456	90,571
Total acquired loans	443,185	500,832	577,085	624,301	690,411
Non-acquired loans, net of deferred costs (fees)**	1,986,401	2,001,288	1,883,510	1,787,885	1,678,539
Total loans	$2,429,586	$2,502,120	$2,460,595	$2,412,186	$2,368,950

* Derived from audited financial statements.
** Includes loans transferred from acquired pools following release of acquisition accounting FMV adjustments.

PARK STERLING CORPORATION
ALLOWANCE FOR LOAN LOSSES
THREE MONTH RESULTS
($ in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016*	2016
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Beginning of period allowance	$12,702	$12,833	$12,125	$11,612	$10,873
Loans charged-off	(237)	(329)	(146)	(223)	(156)
Recoveries of loans charged-off	311	198	176	186	253
Net (charge-offs) recoveries	74	(131)	30	(37)	97

Provision for (recovery of) loan losses	(353)	-	678	550	642
End of period allowance	$12,423	$12,702	$12,833	$12,125	$11,612

Net (charge-offs) recoveries	$74	$(131)	$30	$(37)	$97
Net (charge-offs) recoveries to average loans (annualized)	0.01%	-0.02%	0.01%	-0.01%	0.02%

*  Derived from audited financial statements.

PARK STERLING CORPORATION
ACQUIRED LOANS
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
ACQUIRED LOANS AND FAIR MARKET	2017	2017	2017	2016*	2016
VALUE (FMV) ADJUSTMENTS	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Non-acquired loans	$1,986,401	$2,001,288	$1,883,510	$1,787,885	$1,678,539

Purchased performing loans	378,857	428,404	498,314	542,269	604,000
Less: remaining FMV adjustments	(2,492)	(2,646)	(3,098)	(3,424)	(4,160)
Purchased performing loans, net	376,365	425,758	495,216	538,845	599,840

Purchased credit impaired loans	86,784	94,613	104,416	109,805	115,736
Less: remaining FMV adjustments	(19,964)	(19,539)	(22,547)	(24,349)	(25,165)
Purchased credit impaired loans, net	66,820	75,074	81,869	85,456	90,571

Total loans	$2,429,586	$2,502,120	$2,460,595	$2,412,186	$2,368,950

	September 30,	June 30,	March 31,	December 31,	September 30,
PURCHASED PERFORMING FMV ADJUSTMENTS	2017	2017	2017	2016*	2016
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Beginning FMV adjustment	$(2,646)	$(3,098)	$(3,424)	$(4,160)	$(4,964)
Accretion to interest income:
First Capital	163	304	236	503	623
All other mergers	(9)	148	90	233	181

Ending FMV adjustment	$(2,492)	$(2,646)	$(3,098)	$(3,424)	$(4,160)

	September 30,	June 30,	March 31,	December 31,	September 30,
PCI FMV ADJUSTMENTS	2017	2017	2017	2016*	2016
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Contractual principal and interest	$99,815	$109,655	$119,970	$125,512	$133,223
Nonaccretable difference	(4,188)	(4,312)	(7,142)	(10,448)	(11,529)
Expected cash flows as of the end of period	95,627	105,343	112,828	115,064	121,694
Accretable yield	(28,807)	(30,269)	(30,959)	(29,608)	(31,123)
Ending basis in PCI loans- estimated fair value	$66,820	$75,074	$81,869	$85,456	$90,571

Beginning accretable yield	$(30,269)	$(30,959)	$(29,608)	$(31,123)	$(30,377)
Loan system servicing income	1,916	1,318	1,413	1,389	1,532
Accretion to interest income	961	2,687	2,000	1,285	1,241
Reclass from non-accretable yield	(1,040)	(2,699)	(3,802)	(929)	(2,691)
Other adjustments	(375)	(616)	(962)	(230)	(828)
Period end accretable yield**	$(28,807)	$(30,269)	$(30,959)	$(29,608)	$(31,123)

*	Derived from audited financial statements.
**

Difference between the remaining FMV discount on purchased credit impaired loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.

PARK STERLING CORPORATION
AVERAGE BALANCE SHEETS AND NET INTEREST ANALYSIS
THREE MONTHS
($ in thousands)	September 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate (2)	Balance	Expense	Rate (2)
Assets
Interest-earning assets:
Loans and loans held for sale, net (1)	$2,463,157	$28,923	4.66%	$2,348,297	$26,521	4.49%
Fed funds sold	697	2	1.14%	971	1	0.41%
Taxable investment securities	468,621	2,809	2.40%	483,815	2,583	2.12%
Tax-exempt investment securities	13,049	132	4.05%	14,013	137	3.89%
Other interest-earning assets	81,181	424	2.07%	53,088	202	1.51%

Total interest-earning assets	3,026,705	32,290	4.23%	2,900,184	29,444	4.04%

Allowance for loan losses	(13,216)			(11,054)
Cash and due from banks	36,802			34,703
Premises and equipment	62,500			65,332
Goodwill	63,317			63,076
Intangible assets	10,281			12,120
Other assets	106,240			122,438

Total assets	$3,292,629			$3,186,799

Liabilities and shareholders' equity
Interest-bearing liabilities:
Interest-bearing demand	$479,170	$90	0.07%	$426,755	$68	0.06%
Savings and money market	739,704	625	0.34%	744,930	777	0.41%
Time deposits - core	598,652	1,226	0.81%	653,937	1,179	0.72%
Brokered deposits	136,000	603	1.76%	156,867	376	0.95%
Total interest-bearing deposits	1,953,526	2,544	0.52%	1,982,489	2,400	0.48%
Short-term borrowings	329,293	986	1.19%	235,870	345	0.58%
Long-term debt	29,764	371	4.95%	29,718	379	5.07%
Subordinated debt	33,914	555	6.49%	33,262	497	5.94%
Total borrowed funds	392,971	1,912	1.93%	298,850	1,221	1.63%

Total interest-bearing liabilities	2,346,497	4,456	0.75%	2,281,339	3,621	0.63%

Net interest rate spread		27,834	3.48%		25,823	3.41%

Noninterest-bearing demand deposits	544,402			502,158
Other liabilities	27,267			45,725
Shareholders' equity	374,463			357,577

Total liabilities and shareholders' equity	$3,292,629			$3,186,799

Net interest margin			3.65%			3.54%

(1) Nonaccrual loans are included in the average loan balances.
(2) Yield/ rate calculated on Actual/Actual day count basis, except for yield on investments which is calculated on a 30/360 day count basis.

PARK STERLING CORPORATION
AVERAGE BALANCE SHEETS AND NET INTEREST ANALYSIS
NINE MONTHS
($ in thousands)	September 30, 2017			September 30, 2016
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate (2)	Balance	Expense	Rate (2)
Assets
Interest-earning assets:
Loans and loans held for sale, net (1)	$2,455,429	$85,903	4.68%	$2,307,380	$80,374	4.65%
Fed funds sold	812	6	0.99%	3,894	14	0.48%
Taxable investment securities	481,299	8,729	2.42%	485,004	7,910	2.18%
Tax-exempt investment securities	13,221	402	4.05%	14,728	421	3.81%
Other interest-earning assets	69,102	1,039	2.01%	48,158	585	1.62%

Total interest-earning assets	3,019,863	96,079	4.25%	2,859,164	89,304	4.17%

Allowance for loan losses	(12,788)			(10,296)
Cash and due from banks	36,825			35,488
Premises and equipment	62,759			65,956
Goodwill	63,317			62,881
Intangible assets	10,730			12,470
Other assets	108,713			125,951

Total assets	$3,289,419			$3,151,614

Liabilities and shareholders' equity
Interest-bearing liabilities:
Interest-bearing demand	$474,747	$263	0.07%	$426,659	$235	0.07%
Savings and money market	737,203	1,795	0.33%	741,074	2,447	0.44%
Time deposits - core	617,908	3,628	0.79%	683,302	3,670	0.72%
Brokered deposits	143,722	1,763	1.64%	141,009	926	0.88%
Total interest-bearing deposits	1,973,580	7,449	0.50%	1,992,044	7,278	0.49%
Short-term borrowings	323,077	2,409	1.00%	197,043	890	0.60%
Long-term debt	29,753	1,113	5.00%	53,364	1,229	3.08%
Subordinated debt	33,753	1,606	6.36%	33,098	1,437	5.80%
Total borrowed funds	386,583	5,128	1.77%	283,505	3,556	1.68%

Total interest-bearing liabilities	2,360,163	12,577	0.71%	2,275,549	10,834	0.64%

Net interest rate spread		83,502	3.54%		78,470	3.54%

Noninterest-bearing demand deposits	531,162			480,772
Other liabilities	31,346			42,396
Shareholders' equity	366,748			352,897

Total liabilities and shareholders' equity	$3,289,419			$3,151,614

Net interest margin			3.70%			3.67%

(1) Nonaccrual loans are included in the average loan balances.
(2) Yield/ rate calculated on Actual/Actual day count basis, except for yield on investments which is calculated on a 30/360 day count basis.

PARK STERLING CORPORATION
SELECTED RATIOS
($ in thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
ASSET QUALITY
Nonaccrual loans	$7,072	$9,373	$9,613	$8,819	$8,623
Troubled debt restructuring (and still accruing)	2,350	2,457	2,486	2,892	2,549
Past due 90 days plus (and still accruing)	206	133	-	1,230	293
Nonperforming loans	9,628	11,963	12,099	12,941	11,465
OREO	2,603	3,175	3,167	2,438	2,730
Nonperforming assets	12,231	15,138	15,266	15,379	14,195
Past due 30-59 days (and still accruing)	2,084	677	430	1,175	1,104
Past due 60-89 days (and still accruing)	234	332	587	1,836	2,558

Nonperforming loans to total loans	0.40%	0.48%	0.49%	0.54%	0.48%
Nonperforming assets to total assets	0.38%	0.45%	0.46%	0.47%	0.44%
Allowance to total loans	0.51%	0.51%	0.52%	0.50%	0.49%
Allowance to nonperforming loans	129.03%	106.18%	106.07%	93.69%	101.28%
Allowance to nonperforming assets	101.57%	83.91%	84.06%	78.84%	81.80%
Past due 30-89 days (accruing) to total loans	0.10%	0.04%	0.04%	0.12%	0.15%
Net charge-offs (recoveries) to average loans (annualized)	0.01%	-0.02%	0.01%	-0.01%	0.02%

CAPITAL
Book value per common share	$7.11	$6.98	$6.86	$6.75	$6.84
Tangible book value per common share**	$5.72	$5.58	$5.45	$5.33	$5.41
Common shares outstanding	53,364,798	53,279,996	53,112,726	53,116,519	53,305,834
Weighted average dilutive common shares outstanding	53,527,283	53,481,846	53,462,857	53,155,493	52,743,928

Common Equity Tier 1 (CET1) capital	$308,102	$300,698	$293,743	$288,594	$287,518
Tier 1 capital	334,006	326,415	319,274	314,043	312,781
Tier 2 capital	12,423	12,703	12,888	12,125	11,615
Total risk based capital	346,429	339,118	332,162	326,168	324,396
Risk weighted assets	2,658,122	2,708,328	2,668,708	2,613,003	2,596,463
Average assets for leverage ratio	3,223,539	3,246,949	3,186,307	3,165,665	3,108,707

Common Equity Tier 1 (CET1) ratio	11.59%	11.10%	11.01%	11.04%	11.07%
Tier 1 ratio	12.57%	12.05%	11.96%	12.02%	12.05%
Total risk based capital ratio	13.03%	12.52%	12.45%	12.48%	12.49%
Tier 1 leverage ratio	10.36%	10.05%	10.02%	9.92%	10.06%
Tangible common equity to tangible assets**	9.56%	9.04%	8.89%	8.84%	9.00%

LIQUIDITY
Net loans to total deposits	97.90%	98.12%	97.55%	95.48%	94.89%
Reliance on wholesale funding	17.71%	18.61%	19.01%	17.39%	17.65%

INCOME STATEMENT (THREE MONTH RESULTS; ANNUALIZED)
Return on Average Assets	1.05%	1.03%	0.93%	0.66%	0.79%
Return on Average Common Equity	9.21%	9.33%	8.46%	5.89%	7.04%
Net interest margin (non-tax equivalent)	3.65%	3.77%	3.68%	3.58%	3.54%

** Non-GAAP financial measure

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted average tangible common equity, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity, tangible book value and average tangible common equity (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders’ equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans) to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expense (which exclude merger-related expenses and/or gain or loss on sale of securities, as applicable), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands, except per share amounts)
	As of or for the three month periods ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted net income
Net income (as reported)	$8,694	$8,527	$7,489	$5,331	$6,324
Plus: merger-related expenses	592	923	-	2,984	1,487
Less: (gain) loss on sale of securities	-	-	(58)	(6)	-
Less: tax impact of merger-related expenses and (gain) loss on sale of securities	(84)	(236)	20	(1,004)	(499)
Adjusted net income	$9,202	$9,214	$7,451	$7,305	$7,312

Divided by: weighted average diluted shares	53,527,283	53,481,846	53,462,857	53,155,493	52,743,928
Adjusted net income per share	0.17	0.17	0.14	0.14	0.14
Estimated tax rate for adjustment	14.19%	25.57%	34.48%	33.71%	33.56%

Adjusted noninterest income
Noninterest income (as reported)	$5,379	$5,418	$5,468	$5,845	$5,447
Less: (gain) loss on sale of securities	-	-	(58)	(6)	-
Adjusted noninterest income	$5,379	$5,418	$5,410	$5,839	$5,447

Adjusted noninterest expenses
Noninterest expenses (as reported)	$20,141	$21,449	$20,642	$25,025	$21,112
Less: merger-related expenses	(592)	(923)	-	(2,984)	(1,487)
Adjusted noninterest expenses	$19,549	$20,526	$20,642	$22,041	$19,625

Adjusted operating expense
Noninterest expenses (as reported)	$20,141	$21,449	$20,642	$25,025	$21,112
Less: merger-related expenses	(592)	(923)	-	(2,984)	(1,487)
Less: amortization of intangibles	(454)	(454)	(454)	(458)	(458)
Adjusted operating expense	$19,095	$20,072	$20,188	$21,583	$19,167

Adjusted operating revenues
Net Interest Income (as reported)	$27,834	$28,610	$27,058	$26,571	$25,823
Plus: noninterest income (as reported)	5,379	5,418	5,468	5,845	5,447
Less: (gain) loss on sale of securities	-	-	(58)	(6)	-
Adjusted operating revenues	$33,213	$34,028	$32,468	$32,410	$31,270

Adjusted efficiency ratio
Adjusted operating expense	$19,095	$20,072	$20,188	$21,583	$19,167
Divided by: adjusted operating revenues	33,213	34,028	32,468	32,410	31,270
Adjusted operating expense to adjusted operating revenues	57.49%	58.99%	62.18%	66.59%	61.30%
Noninterest expenses to net interest income plus noninterest income	60.64%	63.03%	63.46%	77.20%	67.52%

Adjusted return on average assets
Adjusted net income	$9,202	$9,214	$7,451	$7,305	$7,312
Divided by: average assets	3,292,629	3,316,742	3,258,510	3,229,299	3,186,799
Multiplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted return on average assets	1.11%	1.11%	0.93%	0.90%	0.91%
Return on average assets	1.05%	1.03%	0.93%	0.66%	0.79%

Adjusted return on average equity
Adjusted net income	$9,202	$9,214	$7,451	$7,305	$7,312
Divided by: average common equity	374,463	366,483	359,130	359,985	357,577
Multiplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted return on average equity	9.75%	10.08%	8.41%	8.07%	8.14%
Return on average equity	9.21%	9.33%	8.46%	5.89%	7.04%

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
	As of or for the three month periods ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Tangible common equity to tangible assets
Total assets	$3,247,253	$3,340,999	$3,308,756	$3,255,396	$3,226,938
Less: intangible assets	(73,392)	(73,847)	(74,301)	(74,755)	(74,926)
Tangible assets	$3,173,861	$3,267,152	$3,234,455	$3,180,641	$3,152,012

Total common equity	$376,689	$369,264	$361,720	$355,845	$358,696
Less: intangible assets	(73,392)	(73,847)	(74,301)	(74,755)	(74,926)
Tangible common equity	$303,297	$295,417	$287,419	$281,090	$283,770

Tangible common equity	$303,297	$295,417	$287,419	$281,090	$283,770
Divided by: tangible assets	3,173,861	3,267,152	3,234,455	3,180,641	3,152,012
Tangible common equity to tangible assets	9.56%	9.04%	8.89%	8.84%	9.00%
Common equity to assets	11.60%	11.05%	10.93%	10.93%	11.12%

Tangible book value per share
Issued and outstanding shares	53,364,798	53,279,996	53,112,726	53,116,519	53,305,834
Less: unvested restricted stock awards	(364,560)	(375,056)	(390,233)	(405,732)	(837,561)
Period end dilutive shares	53,000,238	52,904,940	52,722,493	52,710,787	52,468,273

Tangible common equity	$303,297	$295,417	$287,419	$281,090	$283,770
Divided by: period end dilutive shares	53,000,238	52,904,940	52,722,493	52,710,787	52,468,273
Tangible common book value per share	$5.72	$5.58	$5.45	$5.33	$5.41
Common book value per share	$7.11	$6.98	$6.86	$6.75	$6.84

Adjusted return on average tangible common equity
Average common equity	$374,463	$366,483	$359,130	$359,985	$357,577
Less: average intangible assets	(73,598)	(74,050)	(74,504)	(74,812)	(75,196)
Average tangible common equity	$300,865	$292,433	$284,626	$285,173	$282,381

Net income	$8,694	$8,527	$7,489	$5,331	$6,324
Divided by: average tangible common equity	300,865	292,433	284,626	285,173	282,381
Multiplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Return on average tangible common equity	11.46%	11.70%	10.67%	7.44%	8.91%

Adjusted net income	$9,202	$9,214	$7,451	$7,305	$7,312
Divided by: average tangible common equity	300,865	292,433	284,626	285,173	282,381
Multiplied by: annualization factor	3.97	4.01	4.06	3.98	3.98
Adjusted return on average tangible common equity	12.13%	12.64%	10.62%	10.19%	10.30%

Adjusted allowance for loan losses
Allowance for loan losses	$12,423	$12,702	$12,833	$12,125	$11,612
Plus: acquisition accounting FMV adjustments to acquired loans	22,456	22,185	25,645	27,773	29,325
Adjusted allowance for loan losses	$34,879	$34,887	$38,478	$39,898	$40,937
Divided by: total loans (excluding LHFS before FMV adjustments)	$2,452,041	$2,524,305	$2,486,240	$2,439,959	$2,398,275
Adjusted allowance for loan losses to total loans	1.42%	1.38%	1.55%	1.64%	1.71%
Allowance for loan losses to total loans	0.51%	0.51%	0.52%	0.50%	0.49%